EXHIBIT 99

                                  NEWS RELEASE

                                                            CONTACT ERIC GRAAP
                                                            (540) 349-0212 or
                                                         egraap@fauquierbank.com
                                                         -----------------------

           FAUQUIER BANKSHARES, INC. ANNOUNCES RECORD ANNUAL EARNINGS

WARRENTON, VA, January 26, 2004 - Fauquier Bankshares, Inc. (NASDAQ SmallCap:
FBSS), today reported net income for the year ended December 31, 2003 of $4,336,000 or $1.24 per diluted share, compared with $3,930,000, or $1.14 per diluted share, for 2002, which represents a 10.3% year to year increase. Return on average assets and return on average equity for 2003 were 1.24% and 15.84% respectively, compared with 1.29% and 15.74% for 2002.

         Net income for the quarter ended December 31, 2003 was $1,093,000, or $0.31 per diluted share, compared with $1,015,000, or $0.29 per diluted share, for the fourth quarter of 2002. The 7.7% increase in quarterly net income was primarily attributable to a 9.0% rise in net interest income and additional earnings growth in wealth management services. These figures were partially offset by a 4.8% increase in other expenses. Return on average assets was 1.15% and return on average equity was 15.48%, compared with 1.27% and 15.67% respectively for the same quarter in 2002.

         "During 2003 Fauquier Bankshares continued to generate double-digit growth in its core business lines while maintaining strong credit quality," commented Randy Ferrell, president and chief operating officer of Fauquier Bankshares, Inc. "We look forward to opening our eighth full service branch in Bealeton in April. This highly anticipated branch opening will enable us to better serve our southern Fauquier customers."

         Net loans and total deposits were $295.3 million and $321.1 million, respectively, at December 31, 2003. Non-performing loans were 0.32% of total loans, at December 31, 2003, compared with 0.39% of total loans one year earlier. Fauquier Bankshares and The Fauquier Bank, its primary subsidiary, have combined assets of $378.5 million and total shareholders' equity of $28.5 million at December 31, 2003.

         The Fauquier Bank, an independent, locally-owned, community bank, offers a full range of financial services, including internet banking, commercial, retail, insurance and wealth management services, through seven banking offices and eight ATM locations throughout Fauquier County and Manassas, Virginia. The Fauquier Bank anticipates the opening of its eighth full service banking office in Bealeton, Virginia during the second quarter of 2004.

Additional information may be found by contacting us on the internet at www.fauquierbank.com or by calling: (800) 638-3798.

         This press release may contain "forward-looking statements" as defined by federal securities laws. These statements address issues that involve risks, uncertainties, estimates and assumptions made by management, and actual results could differ materially from the results contemplated by these forward-looking statements. Factors that could have a material adverse effect on the operations and future prospects of the company include, but are not limited to, changes in: interest rates, general economic conditions, legislative/regulatory policies, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the company's market area, and accounting principles, policies and guidelines. Other risk factors are detailed from time to time in the company's Securities and Exchange Commission filings. Readers should consider these risks and uncertainties in evaluating forward-looking statements and should not place undue reliance on such statements. Fauquier Bankshares, Inc. undertakes no obligation to update these statements following the date of this press release.

#####

                     FAUQUIER BANKSHARES, INC. AND SUBSIDIARIES
                            CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                                               DECEMBER 31, 2003     DECEMBER 31, 2002
                                                                               -----------------     -----------------
ASSETS
Cash and due from banks                                                          $ 11,808,387          $ 19,824,120
Interest-bearing deposits in other banks                                              142,042               212,960
Federal funds sold                                                                         --             4,900,000
Securities, at fair value                                                          52,386,006            71,736,633
Loans, net of allowance for loan losses of $3,575,002
  in 2003 and $2,909,607 in 2002                                                  295,311,745           213,697,948
Bank premises and equipment, net                                                    7,875,424             6,468,205
Accrued interest receivable                                                         1,233,004             1,239,993
Other assets                                                                        9,703,670             3,419,623
                                                                                 ------------          ------------
              Total assets                                                       $378,460,278          $321,499,482
                                                                                 ============          ============

LIABILITIES
Deposits:
  Noninterest-bearing                                                            $ 73,128,879          $ 60,181,808
  Interest-bearing                                                                247,999,697           213,486,663
                                                                                 ------------          ------------
     Total deposits                                                              $321,128,576          $273,668,471
Federal funds purchased                                                             2,000,000                    --
Federal Home Loan Bank advances                                                    20,000,000            15,000,000
Dividends payable                                                                     430,590               363,447
Company-obligated mandatorily redeemable capital securities                         4,000,000             4,000,000
Other liabilities                                                                   2,438,327             2,036,399
Commitments and contingent liabilities                                                     --                    --
                                                                                 ------------          ------------
              Total liabilities                                                  $349,997,493          $295,068,317
                                                                                 ------------          ------------

SHAREHOLDERS' EQUITY
Common stock, par value, $3.13; authorized 8,000,000 shares; issued and
  outstanding, 2003, 3,312,230 shares; 2002, 3,304,066 shares                      10,367,280            10,341,726
Retained earnings                                                                  18,082,684            15,419,307
Accumulated other comprehensive income                                                 12,821               670,132
                                                                                 ------------          ------------
              Total shareholders' equity                                         $ 28,462,785          $ 26,431,165
                                                                                 ------------          ------------
              Total liabilities and shareholders' equity                         $378,460,278          $321,499,482
                                                                                 ============          ============


                   FAUQUIER BANKSHARES, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)
        FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 2003


                                                                          2003               2002               2001
                                                                      -----------        -----------        -----------
INTEREST INCOME
      Interest and fees on loans                                      $17,168,004        $17,198,498        $17,617,424
      Interest and dividends on securities available for sale:
           Taxable interest income                                      1,576,813          1,795,511          1,174,762
           Interest income exempt from federal income taxes                66,917            108,218            154,816
           Dividends                                                      274,097            194,587            159,089
      Interest on federal funds sold                                       48,533            196,643            675,574
      Interest on deposits in other banks                                   1,950              2,571              2,864
                                                                      -----------        -----------        -----------
           Total interest income                                       19,136,314         19,496,028         19,784,529
                                                                      -----------        -----------        -----------
INTEREST EXPENSE
      Interest on deposits                                              3,047,245          4,206,623          6,263,296
      Interest on federal funds purchased                                  38,524                 --
      Interest on Federal Home Loan Bank advances                         720,560            705,160            957,414
      Distribution on capital securities of subsidiary trust              194,897            170,379                 --
                                                                      -----------        -----------        -----------
           Total interest expense                                       4,001,226          5,082,162          7,220,710
                                                                      -----------        -----------        -----------
           Net interest income                                         15,135,088         14,413,866         12,563,819

Provision for loan losses                                                 784,000            346,250            350,000
                                                                      -----------        -----------        -----------
           Net interest income after
             provision for loan losses                                 14,351,088         14,067,616         12,213,819
                                                                      -----------        -----------        -----------
OTHER INCOME
      Wealth management income                                            935,534            694,442            704,681
      Service charges on deposit accounts                               2,473,161          2,131,445          1,711,222
      Other service charges, commissions and fees                       1,334,490            978,626            824,783
      Gains on securities, available for sale                             248,240             33,914                 --
      Non-loan chargeoff recovery                                              --                 --            542,320
      Other operating income                                               36,608             62,042             53,090
                                                                      -----------        -----------        -----------
           Total other income                                           5,028,033          3,900,469          3,836,096
                                                                      -----------        -----------        -----------
OTHER EXPENSES
      Salaries and employees' benefits                                  6,521,456          5,884,134          4,851,413
      Net occupancy expense of premises                                   837,734            731,333            591,730
      Furniture and equipment                                           1,176,014          1,049,280            861,427
      FHLB prepayment penalty                                                  --                 --            572,600
      Other operating expenses                                          4,686,758          4,631,779          4,060,530
                                                                      -----------        -----------        -----------
           Total other expenses                                        13,221,962         12,296,526         10,937,700
                                                                      -----------        -----------        -----------
           Income before income taxes                                   6,157,159          5,671,559          5,112,215
                                                                      -----------        -----------        -----------
Income tax expense                                                      1,821,309          1,741,743          1,596,781
                                                                      -----------        -----------        -----------
           Net Income                                                 $ 4,335,850        $ 3,929,816        $ 3,515,434
                                                                      ===========        ===========        ===========
EARNINGS PER SHARE, basic                                             $      1.31        $      1.18        $      1.03
                                                                      ===========        ===========        ===========
EARNINGS PER SHARE, assuming dilution                                 $      1.24        $      1.14        $      1.01
                                                                      ===========        ===========        ===========
DIVIDENDS PER SHARE                                                   $      0.48        $      0.41        $      0.36
                                                                      ===========        ===========        ===========


                   FAUQUIER BANKSHARES, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
              FOR THE THREE MONTHS ENDED DECEMBER 31, 2003 AND 2002

                                                                         2003              2002
                                                                      ----------        ----------
INTEREST INCOME
      Interest and fees on loans                                      $4,668,948        $4,422,152
      Interest and dividends on securities available for sale:
           Taxable interest income                                       391,022           396,726
           Interest income exempt from federal income taxes               14,416            21,187
           Dividends                                                      84,999            69,075
      Interest on federal funds sold                                          --            40,259
      Interest on deposits in other banks                                    395               737
                                                                      ----------        ----------
           Total interest income                                       5,159,780         4,950,136
                                                                      ----------        ----------
INTEREST EXPENSE
      Interest on deposits                                               723,159           894,686
      Interest on federal funds purchased                                 28,693                --
      Interest on Federal Home Loan Bank advances                        193,139           177,739
      Distribution on capital securities of subsidiary trust              48,528            54,924
                                                                      ----------        ----------
           Total interest expense                                        993,519         1,127,349
                                                                      ----------        ----------
                               Net interest income                     4,166,261         3,822,787

Provision for loan losses                                                314,000            93,750
                                                                      ----------        ----------
           Net interest income after
             provision for loan losses                                 3,852,261         3,729,037
                                                                      ----------        ----------
OTHER INCOME
      Wealth management income                                           262,262           180,845
      Service charges on deposit accounts                                612,102           654,046
      Other service charges, commissions and fees                        346,083           251,574
      Other operating income                                               6,611             9,620
                                                                      ----------        ----------
                               Total other income                      1,227,058         1,096,085
                                                                      ----------        ----------
OTHER EXPENSES
      Salaries and employees' benefits                                 1,694,996         1,668,930
      Net occupancy expense of premises                                  199,318           193,390
      Furniture and equipment                                            293,069           306,500
      Loss on securities, available for sale                              40,094
      Other operating expenses                                         1,318,679         1,216,117
                                                                      ----------        ----------
                              Total other expenses                     3,546,156         3,384,937
                                                                      ----------        ----------
           Income before income taxes                                  1,533,163         1,440,185
                                                                      ----------        ----------
Income tax expense                                                       440,132           425,321
                                                                      ----------        ----------
           Net Income                                                 $1,093,031        $1,014,864
                                                                      ==========        ==========
EARNINGS PER SHARE, basic                                             $     0.33        $     0.31
                                                                      ==========        ==========
EARNINGS PER SHARE, assuming dilution                                 $     0.31        $     0.29
                                                                      ==========        ==========
DIVIDENDS PER SHARE                                                   $     0.13        $     0.11
                                                                      ==========        ==========
